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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   June 30, 2000
------------------------------------
(Date of earliest event reported)

                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2000-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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                   DELAWARE                                      333-82763                                 33-0479655
                                                                                                   >
(State or Other Jurisdiction of Incorporation)             (Commission File Number)             (I.R.S. Employer Identification No.)
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                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                         -------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013



ITEM 5.   OTHER EVENTS

          On June 21, 2000, Nissan Auto Receivables Corporation ("NARC") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of June 21, 2000 (the "Purchase Agreement"), pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On June 21, 2000, Nissan Auto Receivables 2000-B Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of April 20, 2000, as amended by the Amended and Restated Trust Agreement, dated as of June 21, 2000 (the "Amended and Restated Trust Agreement"), by and between NARC, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of June 21, 2000 (the "Sale and Servicing Agreement"), with NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on June 21, 2000, the Trust caused the issuance, pursuant to an Indenture, dated as of June 21, 2000 (the "Indenture"), by and between the Trust, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). Also on June 21, 2000, the Trust, NARC, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of June 21, 2000 (the "Yield Supplement Agreement"), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on June 21, 2000, the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee entered into that certain Administration Agreement, dated as of June 21, 2000, relating to the provision by NMAC of certain



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services relating to the Notes. The Notes, with an aggregate principal balance of $880,750,000, were sold to J.P. Morgan Securities Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 15, 2000, by and among NARC, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-82763).

          Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as
Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as
Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits

             The exhibit number corresponds with Item 601(a) of Regulation S-K.
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
        Exhibit No.          Description
        -----------          ------------
        Exhibit 4.1          Sale and Servicing Agreement, dated as of June 21,
                             2000, by and among the Trust, as issuer, NARC, as seller, and NMAC, as servicer.

        Exhibit 4.2 Indenture, dated as of June 21, 2000, by and between the Trust, as issuer, and the Indenture Trustee.

        Exhibit 4.3 Purchase Agreement, dated as of June 21, 2000, by and between NARC, as purchaser, and NMAC, as seller.

        Exhibit 4.4 Amended and Restated Trust Agreement, dated as of June 21, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as Owner Trustee.

        Exhibit 4.5 Administration Agreement, dated as of June 21, 2000 by and among the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee.

        Exhibit 4.6 Yield Supplement Agreement, dated as of June 21, 2000, by and among the Trust, NARC, as seller, NMAC, as servicer, and the Indenture Trustee.
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             Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         NISSAN AUTO RECEIVABLES CORPORATION


                                         By:            /s/  Benjamin V. Harwood
                                            ------------------------------------
                                            Name:          Benjamin V. Harwood
                                            Title:         Treasurer

June 30, 2000



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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K
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
        Exhibit No.         Description
        -----------         ------------
        Exhibit 4.1         Sale and Servicing Agreement, dated as of June 21,
                            2000, by and among the Trust, as issuer, NARC, as seller, and NMAC, as servicer.

        Exhibit 4.2 Indenture, dated as of June 21, 2000, by and between the Trust, as issuer, and the Indenture Trustee.

        Exhibit 4.3 Purchase Agreement, dated as of June 21, 2000, by and between NARC, as purchaser, and NMAC, as seller.

        Exhibit 4.4 Amended and Restated Trust Agreement, dated as of June 21, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as Owner Trustee.

        Exhibit 4.5 Administration Agreement, dated as of June 21, 2000 by and among the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee.

        Exhibit 4.6 Yield Supplement Agreement, dated as of June 21, 2000, by and among the Trust, NARC, as seller, NMAC, as servicer, and the Indenture Trustee.
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